   AMENDMENT, dated June 15, 2001 , to the Custody Agreements listed in schedule 1 to this Amendment (each an "Agreement") between the funds listed in schedule 1 hereto (each a "Customer"), and The Chase Manhattan Bank ("Bank").

   It is hereby agreed as follows:

   Section 1. Except as modified herby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

   Section 2. The Agreement is amended by deleting the Investment Company Rider thereto and inserting, in lieu thereof, the following Rider:

   I. Add the following after the first sentence of Section 3 of the
Agreement:

       At the request of Customer, Bank may, but need not, add to Schedule A an Eligible Foreign Custodian where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects to add any such entity.

       II. Add the following language to the end of Section 3 of the
       Agreement:

       (i) The term Subcustodian as used herein shall mean the following:

       (a) a "U.S. Bank," which shall mean a U.S. bank as defined in rule 17f-5(a)(7); and

       (b) an "Eligible Foreign Custodian," which, as defined in rule 17f-5(a)(1) and (5), shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

       (ii) The term "securities depository" as used herein shall mean the following when referring to a securities depository located:

       (a) outside the U.S., an "Eligible Securities Depository" which, in turn, shall have the same meaning as in rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt by an SEC exemptive order, rule other appropriate SEC action, except that prior to the compliance date with rule 17f-7 for a particular securities depository the term "securities depository" shall be as defined in (a)(1)(ii)-(iii) of the 1997 amendments to rule 17f-5.

       (b) in the U.S., a "securities depository" as defined in SEC rule
       17f-4(a).

       (iii) For purposes of clarity, it is understood and agreed that the term Subcustodian shall not include any securities depository. For purposes of the provisions of the Agreement imposing liability on Bank, the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager.

   III. "Add new Section 16 to the Agreement as follows:

   16. COMPLIANCE WITH SECURITIES AND EXCHANGE COMMISSION RULE 17F-5 ("RULE 17F-5").

   (a) Customer's board of directors (or equivant body) (hereinafter "Board") hereby delegates to Bank, and Bank hereby accepts the delegation to it of, the obligation to perform as Customer's "Foreign Custody Manager" (as that term is defined in rule 17f-5(a)(3)), including for the purposes of: (i) selecting Eligible Foreign Custodians (as that term is defined in rule 17f-5(a)(1), as the same may be amended from time to time, or that have otherwise been exempted by SEC exemptive order, rule other appropriate SEC action) to hold Customer's Foreign Assets, and (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule 17f-5(c)(2)), and (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

       (b) In connection with the foregoing, Bank shall:

       (i) provide written reports notifying Customer's Board of the placement of Foreign Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements but until further notice from Customer requesting a different schedule, such reports shall be provided not less than quarterly in summary form, with a more detailed report annually.

       (ii) exercise such reasonable care, prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of Foreign Assets would exercise;

       (iii) in selecting an Eligible Foreign Custodian, first have determined that Foreign Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv);

       (iv) determine that the written contract with the Eligible Foreign Custodian will provide reasonable care for Foreign Assets based on the standards applicable to custodians in the relevant market as provided in rule 17f-5(c)(1); and that such written contract contains the provisions set forth in Rule 17f-5(c)(2) or other provisions that the Bank determines will provide, in their entirety, the same or greater level of care and protection for the Foreign Assets: and

       (v) have established a system to monitor the continued appropriateness of maintaining Foreign Assets with particular Eligible Foreign Custodians and performance of the governing contractual arrangements;
       (vi) in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Foreign Assets reasonable care, Bank shall notify Customer and promptly select another Eligible Foreign Custodian in such country and shall arrange for the transfer of any Foreign Assets to that Custodian as soon as practicable; it being understood, however, that in the event that Bank shall have determined that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected Foreign Assets.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Foreign Assets on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

   (c) Except as expressly provided herein and in Section 17 hereof, Customer shall be solely responsible to assure that the maintenance of Foreign Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

   (d) Bank represents to Customer that it is a U.S. Bank defined in rule 17f-5(a)(7). Customer represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the "1940 Act") as the same may be amended from time to time; (2) its Board (or other governing body) has determined that it is reasonable to rely on Bank to perform as Customer's Foreign Custody Manager; and (3) its Board (or other governing body) or its investment adviser shall have determined that Customer may maintain Foreign Assets in each country in which Customer's Foreign Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure, prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Foreign Assets held in custody, and the likelihood of nationalization, currently controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Bank to make any selection on behalf of Customer that would entail consideration of Country Risk and, except as may be provided in (e) below, to engage in any monitoring of Country Risk.

   (e) Bank shall provide to Customer such information relating to Country Risk as is specified in Appendix 1-A hereto. Customer hereby acknowledges that: (i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.

   IV. Add the following language to the end of the first sentence of Section 4(d) of the Agreement: "or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws."

   V. Add a new Section 17 to the Agreement as follows:

   17. COMPLIANCE WITH SECURITIES AND EXCHANGE COMMISSION RULE 17F-7 ("RULE 17F-7").

   (a) Bank shall, for consideration by Customer, provide an analysis in accordance with the rule 17f-7(a)(1)(i)(A) of the custody risks associated with maintaining Customer's Foreign Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Customer's Foreign Assets at such Depository) and at which any Foreign Assets of Customer are held or are expected to be held. The foregoing analysis will be provided to Customer at Bank's Website. In connection with the foregoing, Customer shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its Foreign Assets held. Bank shall monitor the custody risks associated with maintaining Customer's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Customer or its adviser of any material changes in such risks.

   (b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 17(a) above.

   (c) Based on the information available to it in the exercise of diligence, Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Appendix 1-B hereto and shall promptly advise Customer if any Eligible Securities Depository ceases to be eligible and shall then act in accordance with instructions of Customer with respect to the disposition of any Foreign Assets held by such depository. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Appendix 1-B hereto, and as the same may be amended on notice to Customer from time to time.)

   (d) Bank need not commence performing any of the duties set forth in this
Section 17 prior to March 31, 2001, but Bank shall advise Customer if it is prepared to commence such duties prior to such date as to particular depositories.

                           -------------------------

   IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

[On behalf of each Customer listed in schedule 1]         CHASE MANHATTAN BANK


By:/s/ Barry Fink                                         By:/s/ Catherine LoGrasso
   ---------------------------------------------------    ----------------------------
Name:Barry Fink                                           Name:Catherine LoGrasso
Title:Vice President                                      Title:Vice President
Date:6/15/01                                              Date:6/22/01

 FUNDS                                                                    CUSTODY AGREEMENT DATE
----------------------------------------------------------------------  --------------------------
MSDW World Wide Income Trust                                                  Sept. 20, 1991
MSDW European Growth Fund Inc.                                                March 28, 1990
MSDW Pacific Growth Fund Inc.                                                  Nov. 30, 1990
MSDW Variable Invest-Euro Growth                                               Feb. 28, 1991
MSDW Var Invest-Glob Dividend Growth                                           Feb. 11, 1994
MSDW Variable Invest-Pacific Growth                                            Feb. 11, 1994
MSDW Latin Amer Growth Fund                                                    Oct. 30, 1992
MSDW Global Dividend Growth Securities                                        April 28, 1993
MSDW International SmallCap Fund                                               June 2, 1994
MSDW Select Dimensions Invest Series--Diversified Income Portfolio             Nov. 7, 1994
MSDW Select Dimensions Invest Series--The Emerging Markets Portfolio           Nov. 9, 1994
MS Dean Witter Information Fund                                               Sept. 18, 1995
MS Dean Witter Japan Fund                                                      Feb. 28, 1996
MSDW Worldwide High Yield Fund
MSDW International Fund                                                         May 4, 1999
MSDW Variable Series Information Portfolio                                     Nov. 6, 2000
MSDW Competitive Edge (Lux SICAV)
MSDW Sicav U.S. Growth and Income
MSDW Diversified Income                                                        Jan. 16, 1992
Morgan Stanley: TCW/DW Emerging Markets Opportunities Trust
MSDW International Value Equity Fund                                           Feb. 14, 2001

                                  SCHEDULE 1

1.       Morgan Stanley Diversified Income Trust
2.       Morgan Stanley European Growth Fund Inc.
3.       Morgan Stanley Global Dividend Growth Securities
4.       Morgan Stanley Information Fund
5.       Morgan Stanley International Fund
6.       Morgan Stanley International SmallCap Fund
7.       Morgan Stanley International Value Equity Fund
8.       Morgan Stanley Japan Fund
9.       Morgan Stanley Latin American Growth Fund
10.      Morgan Stanley Dean Witter Pacific Growth Fund Inc.
11.      Morgan Stanley Select Dimensions Investment Series:
           The Diversified Income Portfolio
           The Emerging Markets Portfolio
12.      Morgan Stanley Variable Investment Series:
           The European Growth Portfolio
           The Global Dividend Growth Portfolio
           The Information Portfolio
           The Pacific Growth Portfolio

                                 APPENDIX 1-A

                      INFORMATION REGARDING COUNTRY RISK

   1. To aid Customer in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Foreign Assets into a country the following information (check items applicable):

     A.       Opinions of local counsel concerning:

--   i.       Whether applicable foreign law would restrict the access afforded
              Customer's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

--   ii.      Whether applicable foreign law would restrict the Customer's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

--   iii.     Whether applicable foreign law would restrict the Customer's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

     B.       Written information concerning:

--   i.       The likelihood of expropriation, nationalization, freezes, or confiscation of Customer's assets.

--   ii.      Whether difficulties in converting Customer's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

     C.       A market report with respect to the following topics:

     (i) securities regulatory environment, (ii) foreign ownership restrictions,
     (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, (vi) market settlement risk, (vii) Eligible Securities Depositories (including Depository evaluation), if any.

     2.       Bank shall furnish the following additional information:

                Market flashes, including with respect to changes in the information in market reports.

                                 Appendix 1-B

                       ELIGIBLE SECURITIES DEPOSITORIES

Appendix 1-B
                           SECURITIES DEPOSITORIES

      COUNTRY                                DEPOSITORY                                        INSTRUMENTS
------------------  ------------------------------------------------------------ --------------------------------------
ARGENTINA           CVSA                                                         Equity, Corporate Debt, Government
                    (Caja de Valores S.A.)                                       Debt
------------------  ------------------------------------------------------------ --------------------------------------
ARGENTINA           CRYL                                                         Government Debt
                    (Central de Registration y Liquidacion de Instrumentos de
                    Endeudamiento Publico)
------------------  ------------------------------------------------------------ --------------------------------------
AUSTRALIA           AUSTRACLEAR LIMITED                                          Corporate Debt, Money Market,
                                                                                 Semi-Government Debt
------------------  ------------------------------------------------------------ --------------------------------------
AUSTRALIA           CHESS                                                        Equity
                    (Clearing House Electronic Sub-register System)
------------------  ------------------------------------------------------------ --------------------------------------
AUSTRALIA           RITS                                                         Government Debt
                    (Reserve Bank of Australia/Reserve Bank Information and
                    Transfer System)
------------------  ------------------------------------------------------------ --------------------------------------
AUSTRIA             OEKB                                                         Equity, Corporate Debt, Government
                    (Oesterreichische Kontrollbank AG)                           Debt
------------------  ------------------------------------------------------------ --------------------------------------
BELGIUM             CIK                                                          Equity, Corporate Debt
                    (Caisse Interprofessionnelle de Depots et de Virements de
                    Titres S.A.)
------------------  ------------------------------------------------------------ --------------------------------------
BELGIUM             NBB                                                          Corporate Debt, Government Debt
                    (National Bank of Belgium)
------------------  ------------------------------------------------------------ --------------------------------------
BRAZIL              CBLC                                                         Equity
                    (Companhia Brasileira de Liquidacao e Custodia)
------------------  ------------------------------------------------------------ --------------------------------------
BRAZIL              CETIP                                                        Corporate Debt
                    (Central de Custodia e Liquidacao Financiera de Titulos
                    Privados)
------------------  ------------------------------------------------------------ --------------------------------------
BRAZIL              SELIC                                                        Government Debt
                    (Sistema Especial de Liquidacao e Custodia)
------------------  ------------------------------------------------------------ --------------------------------------
BULGARIA            BNB                                                          Government Debt
                    (Bulgaria National Bank)
------------------  ------------------------------------------------------------ --------------------------------------
BULGARIA            CDAD                                                         Equity, Corporate Debt
                    (Central Depository A.D.)
------------------  ------------------------------------------------------------ --------------------------------------
CANADA              CDS                                                          Equity, Corporate, Government Debt
                    (The Canadian Depository for Securities Limited)
------------------  ------------------------------------------------------------ --------------------------------------
CHILE               DCV                                                          Equity, Corporate Debt, Government
                    (Deposito Central de Valores S.A.)                           Debt
------------------  ------------------------------------------------------------ --------------------------------------
CHINA,              SSCCRC                                                       Equity
SHANGHAI            (Shanghai Securities Central Clearing and Registration
                    Corporation)
------------------  ------------------------------------------------------------ --------------------------------------
CHINA,              SSCC                                                         Equity
SHENZHEN            (Shenzhen Securities Clearing Company, Limited)
------------------  ------------------------------------------------------------ --------------------------------------
COLOMBIA            DCV                                                          Government Debt
                    (Deposito Central de Valores)
------------------  ------------------------------------------------------------ --------------------------------------
COLOMBIA            DECEVAL                                                      Equity, Corporate Debt, Government
                    (Deposito Centralizado de Valores de Colombia S.A.)          Debt
------------------  ------------------------------------------------------------ --------------------------------------
CROATIA             SDA                                                          Equity, Government Debt
                    (Central Depository Agency Inc.-Stredisnja depozitarna
                    agencija d.d.)
------------------  ------------------------------------------------------------ --------------------------------------
CROATIA             MINISTRY OF FINANCE OF THE REPUBLIC OF                       Short-term debt issued by the Ministry
                    CROATIA                                                      of Finance.
------------------  ------------------------------------------------------------ --------------------------------------
CROATIA             CNB                                                          Short-term debt issued by the National
                    (Croatian National Bank)                                     Bank of Croatia.
------------------  ------------------------------------------------------------ --------------------------------------

                                      1-B-1

Appendix 1-B
                           SECURITIES DEPOSITORIES

      COUNTRY                                DEPOSITORY                                        INSTRUMENTS
------------------  ------------------------------------------------------------ --------------------------------------
CZECH REPUBLIC      SCP                                                          Equity, Corporate Debt, Government
                    (Stredisko cennych papiru)                                   Debt
------------------  ------------------------------------------------------------ --------------------------------------
CZECH REPUBLIC      CNB                                                          Government Debt
                    (Czech National Bank)
------------------  ------------------------------------------------------------ --------------------------------------
DENMARK             VP                                                           Equity, Corporate Debt, Government
                    (Vaerdipapircentralen A/S)                                   Debt
------------------  ------------------------------------------------------------ --------------------------------------
EGYPT               MCSD                                                         Equity, Corporate Debt
                    (Misr for Clearing, Settlement and Depository, S.A.E.)
------------------  ------------------------------------------------------------ --------------------------------------
ESTONIA             ECDS                                                         Equity, Corporate Debt, Government
                    (Estonian Central Depository for Securities Limited-Eesti    Debt
                    Vaatpaberite Keskdepositoorium)
------------------  ------------------------------------------------------------ --------------------------------------
EUROMARKET          DCC                                                          Euro-CDs
                    (The Depository and Clearing Centre)
------------------  ------------------------------------------------------------ --------------------------------------
EUROMARKET          CLEARSTREAM                                                  Euro-Debt
                    (Clearstream Banking, S.A.)
------------------  ------------------------------------------------------------ --------------------------------------
EUROMARKET          EUROCLEAR                                                    Euro-Debt
------------------  ------------------------------------------------------------ --------------------------------------
FINLAND             APK                                                          Equity, Corporate Debt, Government
                    (Finnish Central Securities Depository Limited)              Debt
------------------  ------------------------------------------------------------ --------------------------------------
FRANCE              EUROCLEAR FRANCE                                             Equity, Corporate Debt, Government
                                                                                 Debt
------------------  ------------------------------------------------------------ --------------------------------------
GERMANY             CLEARSTREAM                                                  Equity, Corporate Debt, Government
                    (Clearstream Banking AG)                                     Debt
------------------  ------------------------------------------------------------ --------------------------------------
GREECE              CSD                                                          Equity, Corporate Debt
                    (Central Securities Depository S.A.)
------------------  ------------------------------------------------------------ --------------------------------------
GREECE              BOG                                                          Government Debt
                    (Bank of Greece)
------------------  ------------------------------------------------------------ --------------------------------------
HONG KONG           HKSCC                                                        Equity
                    (Hong Kong Securities Clearing Company Limited)
------------------  ------------------------------------------------------------ --------------------------------------
HONG KONG           CMU                                                          Corporate Debt, Government Debt
                    (Central Moneymarkets Unit)
------------------  ------------------------------------------------------------ --------------------------------------
HUNGARY             KELLER                                                       Equity, Corporate Debt, Government
                    (Central Depository and Clearing House-Kosponti              Debt
                    Elszamolohaz es Ertektar (Budapest) Rt.)
------------------  ------------------------------------------------------------ --------------------------------------
INDIA               NSDL                                                         Equity, Corporate Debt, Government
                    (National Securities Depository Limited)                     Debt
------------------  ------------------------------------------------------------ --------------------------------------
INDIA               CDSL                                                         Equity
                    (Central Depository Services (India) Limited)
------------------  ------------------------------------------------------------ --------------------------------------
INDIA               RBI                                                          Government Debt
                    (Reserve Bank of India)
------------------  ------------------------------------------------------------ --------------------------------------
INDONESIA           KSEI                                                         Equity, Corporate Debt
                    (PT Kustodian Sentral Efek Indonesia)
------------------  ------------------------------------------------------------ --------------------------------------
IRELAND             CREST                                                        Equity, Corporate Debt
                    (CRESTCo Limited)
------------------  ------------------------------------------------------------ --------------------------------------
ISRAEL              TASE CLEARING HOUSE                                          Equity, Corporate Debt, Government
                    (Tel Aviv Stock Exchange Clearing House)                     Debt
------------------  ------------------------------------------------------------ --------------------------------------
ITALY               MONTE TITOLI S.P.A.                                          Equity, Corporate Debt, Government
                                                                                 Debt
------------------  ------------------------------------------------------------ --------------------------------------
ITALY               BANCA D'ITALIA                                               Government Debt
------------------  ------------------------------------------------------------ --------------------------------------

                                      1-B-2

Appendix 1-B
                           SECURITIES DEPOSITORIES

      COUNTRY                                DEPOSITORY                                        INSTRUMENTS
------------------  ------------------------------------------------------------ --------------------------------------
IVORY COAST         DC/BR                                                        Equity
                    (Le Depositaire Central / Banque de Reglement)
------------------  ------------------------------------------------------------ --------------------------------------
JAPAN               JASDEC                                                       Equity, Convertible Debt
                    (Japan Securities Depository Center)
------------------  ------------------------------------------------------------ --------------------------------------
JAPAN               BOJ                                                          Registered Government Debt
                    (Bank of Japan)
------------------  ------------------------------------------------------------ --------------------------------------
KAZAHKSTAN          CSD                                                          Equity
                    (Central Securities Depository CJSC)
------------------  ------------------------------------------------------------ --------------------------------------
KENYA               CBCD                                                         Government Debt
                    (Central Bank Central Depository)
------------------  ------------------------------------------------------------ --------------------------------------
LATVIA              LCD                                                          Equity, Corporate Debt, Government
                    (Latvian Central Depository)                                 Debt
------------------  ------------------------------------------------------------ --------------------------------------
LEBANON             MIDCLEAR S.A.L.                                              Equity
                    (Custodian and Clearing Center of Financial Instruments
                    for Lebanon and the Middle East S.A.L.)
------------------  ------------------------------------------------------------ --------------------------------------
LITHUANIA           CSDL                                                         Equity, Corporate Debt, Government
                    (Central Securities Depository of Lithuania)                 Debt
------------------  ------------------------------------------------------------ --------------------------------------
LUXEMBOURG          CLEARSTREAM                                                  Equity
                    (Clearstream Banking S.A.)
------------------  ------------------------------------------------------------ --------------------------------------
MALAYSIA            MCD                                                          Equity, Corporate Debt, Government
                    (Malaysian Central Depository Sdn. Bhd.)                     Debt
------------------  ------------------------------------------------------------ --------------------------------------
MAURITIUS           CDS                                                          Equity, Corporate Debt
                    (Central Depository and Settlement Company Limited)
------------------  ------------------------------------------------------------ --------------------------------------
MEXICO              INDEVAL                                                      Equity, Corporate Debt, Government
                    (S.D. INDEVAL S.A. de C.V.)                                  Debt
------------------  ------------------------------------------------------------ --------------------------------------
MOROCCO             MAROCLEAR                                                    Equity, Corporate Debt, Government
                                                                                 Debt
------------------  ------------------------------------------------------------ --------------------------------------
NETHERLANDS         NECIGEF                                                      Equity, Corporate Debt, Government
                    (Nederlands Centraal Insituut voor Giraal Effectenverkeer    Debt
                    B.V.)
------------------  ------------------------------------------------------------ --------------------------------------
NEW ZEALAND         NZCSD                                                        Equity, Corporate Debt, Government
                    (New Zealand Central Securities Depository)                  Debt
------------------  ------------------------------------------------------------ --------------------------------------
NIGERIA             CSCS                                                         Equity, Corporate Debt, Government
                    (Central Securities Clearing System Limited)                 Debt
------------------  ------------------------------------------------------------ --------------------------------------
NORWAY              VPS                                                          Equity, Corporate Debt, Government
                    (Verdipapirsentralen)                                        Debt
------------------  ------------------------------------------------------------ --------------------------------------
OMAN                MDSRC                                                        Equity, Corporate Debt
                    (The Muscat Depository and Securities Registration
                    Company, S.A.O.C.)
------------------  ------------------------------------------------------------ --------------------------------------
PAKISTAN            CDC                                                          Equity, Corporate Debt
                    (Central Depository Company of Pakistan Limited)
------------------  ------------------------------------------------------------ --------------------------------------
PAKISTAN            SBP                                                          Government Debt
                    (State Bank of Pakistan)
------------------  ------------------------------------------------------------ --------------------------------------
PERU                CAVALI                                                       Equity, Corporate Debt, Government
                    (CAVALI ICLV S.A.)                                           Debt
------------------  ------------------------------------------------------------ --------------------------------------
PHILIPPINES         PCD                                                          Equity
                    (Philippine Central Depository Inc.)
------------------  ------------------------------------------------------------ --------------------------------------
PHILIPPINES         ROSS                                                         Government Debt
                    (Bangko Sentral ng Pilipinas / Register of Scripless
                    Securities)
------------------  ------------------------------------------------------------ --------------------------------------

                                      1-B-3

Appendix 1-B
                           SECURITIES DEPOSITORIES

      COUNTRY                                DEPOSITORY                                        INSTRUMENTS
------------------  ------------------------------------------------------------ --------------------------------------
POLAND              NDS                                                          Equity, Long-Term Government Debt
                    (National Depository for Securities S.A.)
------------------  ------------------------------------------------------------ --------------------------------------
POLAND              CRT                                                          Short-Term Government Debt
                    (Central Registry of Treasury-Bills)
------------------  ------------------------------------------------------------ --------------------------------------
PORTUGAL            CVM                                                          Equity, Corporate Debt, Government
                    (Central de Valores Mobiliarios e Sistema de Liquidacao e    Debt
                    Compensacao)
------------------  ------------------------------------------------------------ --------------------------------------
ROMANIA             SNCDD                                                        Equity
                    (National Company for Clearing, Settlement and Depository
                    for Securities)
------------------  ------------------------------------------------------------ --------------------------------------
ROMANIA             BSE                                                          Equity
                    (Bucharest Stock Exchange Registry)
------------------  ------------------------------------------------------------ --------------------------------------
RUSSIA              VTB                                                          Equity, Corporate Debt, Government
                    (Vneshtorgbank)                                              Debt (Ministry of Finance Bonds)
------------------  ------------------------------------------------------------ --------------------------------------
RUSSIA              NDC                                                          Equity, Corporate Debt, Government
                    (National Depository Centre)                                 Debt
------------------  ------------------------------------------------------------ --------------------------------------
RUSSIA              DCC                                                          Equity
                    (Depository Clearing Company)
------------------  ------------------------------------------------------------ --------------------------------------
SINGAPORE           CDP                                                          Equity, Corporate Debt
                    (The Central Depository (Pte) Limited)
------------------  ------------------------------------------------------------ --------------------------------------
SINGAPORE           SGS                                                          Government Debt
                    (Monetary Authority of Singapore / Singapore Government
                    Securities Book-Entry System)
------------------  ------------------------------------------------------------ --------------------------------------
SLOVAK REPUBLIC     SCP                                                          Equity, Corporate Debt, Government
                    (Stredisko cennych papierov SR Bratislava, a.s.)             Debt
------------------  ------------------------------------------------------------ --------------------------------------
SLOVAK REPUBLIC     NBS                                                          Government Debt
                    (National Bank of Slovakia)
------------------  ------------------------------------------------------------ --------------------------------------
SLOVENIA            KDD                                                          Equity, Corporate Debt, Government
                    (Centralna klirinsko depotna druzba d.d.)                    Debt
------------------  ------------------------------------------------------------ --------------------------------------
SOUTH AFRICA        CDL                                                          Corporate Debt, Government Debt
                    (Central Depository (Pty) Limited)
------------------  ------------------------------------------------------------ --------------------------------------
SOUTH AFRICA        STRATE                                                       Equity
                    (Share Transactions Totally Electronic)
------------------  ------------------------------------------------------------ --------------------------------------
SOUTH KOREA         KSD                                                          Equity, Corporate Debt, Government
                    (Korea Securities Depository)                                Debt
------------------  ------------------------------------------------------------ --------------------------------------
SPAIN               SCLV                                                         Equity, Corporate Debt
                    (Servicio de Compensacion y Liquidacion de Valores, S.A.)
------------------  ------------------------------------------------------------ --------------------------------------
SPAIN               CBEO                                                         Government Debt
                    (Banco de Espana / Central Book Entry Office)
------------------  ------------------------------------------------------------ --------------------------------------
SRI LANKA           CDS                                                          Equity, Corporate Debt
                    (Central Depository System (Private) Limited)
------------------  ------------------------------------------------------------ --------------------------------------
SWEDEN              VPC                                                          Equity, Corporate Debt, Government
                    (Vardepapperscentralen AB)                                   Debt
------------------  ------------------------------------------------------------ --------------------------------------
SWITZERLAND         SIS                                                          Equity, Corporate Debt, Government
                    (SIS SegalnterSettle AG)                                     Debt
------------------  ------------------------------------------------------------ --------------------------------------
TAIWAN              TSCD                                                         Equity, Government Debt
                    (Taiwan Securities Central Depository Co., Ltd.)
------------------  ------------------------------------------------------------ --------------------------------------
THAILAND            TSD                                                          Equity, Corporate Debt, Government
                    (Thailand Securities Depository Company Limited)             Debt
------------------  ------------------------------------------------------------ --------------------------------------

                                      1-B-4

Appendix 1-B
                           SECURITIES DEPOSITORIES

      COUNTRY                                DEPOSITORY                                        INSTRUMENTS
------------------  ------------------------------------------------------------ --------------------------------------
TUNISIA             STICODEVAM                                                   Equity, Corporate Debt, Government
                    (Societe Tunisienne Interprofessionnelle pour la             Debt
                    Compensation et le Depot des Valeurs Mobilieres)
------------------  ------------------------------------------------------------ --------------------------------------
TURKEY              TAKASBANK                                                    Equity, Corporate Debt, Government
                    (IMKB Takas ve Saklama Bankasi A.S.)                         Debt
------------------  ------------------------------------------------------------ --------------------------------------
UNITED KINGDOM      CREST                                                        Equity, Corporate Debt, Government
                    (CRESTCo Limited)                                            Debt
------------------  ------------------------------------------------------------ --------------------------------------
UNITED KINGDOM      CMO                                                          Sterling & Euro CDs, Commercial Paper
                    (Central Moneymarkets Office)
------------------  ------------------------------------------------------------ --------------------------------------
UNITED STATES       DTC                                                          Equity, Corporate Debt
                    (Depository Trust Company)
------------------  ------------------------------------------------------------ --------------------------------------
UNITED STATES       PTC                                                          Mortgage Back Debt
                    (Participants Trust Company)
------------------  ------------------------------------------------------------ --------------------------------------
UNITED STATES       FED                                                          Government Debt
                    (The Federal Reserve Book-Entry System)
------------------  ------------------------------------------------------------ --------------------------------------
URUGUAY             BCU                                                          Corporate Debt, Government Debt
                    (Banco Central del Uruguay)
------------------  ------------------------------------------------------------ --------------------------------------
VENEZUELA           BCV                                                          Government Debt
                    (Banco Central de Venezuela)
------------------  ------------------------------------------------------------ --------------------------------------
ZAMBIA              CSD                                                          Equity, Government Debt
                    (LuSE Central Shares Depository Limited)
------------------  ------------------------------------------------------------ --------------------------------------
ZAMBIA              BOZ                                                          Government Debt
                    (Bank of Zambia)
------------------  ------------------------------------------------------------ --------------------------------------

                                      1-B-5